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COUNTRY INVESTORS LIFE ASSURANCE COMPANY                                                                 FOR HOME OFFICE USE
1701 N. Towanda Avenue, PO Box 2000
Bloomington, IL 61702-2000                                                                          _____________________________
Phone (309) 821-3000                                                                                        POLICY NUMBER

                                                    VARIABLE PRODUCT SUPPLEMENT

                        All references to "the Company" shall mean COUNTRY Investors Life Assurance Company.

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SECTION A - OWNER INFORMATION
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Owner's Name: _________________________________________________________________   Owner's Date of Birth: __________________________

Owner's Name: _________________________________________________________________   Owner's Date of Birth: __________________________

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SECTION B - ALLOCATION OF FUNDS
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1. The net premium payments (as described in the Prospectus) are to be allocated to the appropriate subaccounts as follows:
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_____ % ACU - American Century VP Ultra                                _____ % FMC - Fidelity VIP** Mid Cap - Service Class 2
_____ % ACV - American Century VP Vista(SM)                            _____ % FOS - Fidelity VIP** Overseas - Initial Class
_____ % CAA - Country Asset Allocation                                 _____ % FAI - First American International
_____ % CGR - Country Growth                                           _____ % FAE - First American Equity Income
_____ % CLT - Country Long-Term Bond                                   _____ % FAC - First American Small Cap Growth
_____ % CST - Country Short-Term Bond                                  _____ % FRE - Franklin Real Estate Fund
_____ % DCA - Dreyfus VIF* Appreciation                                _____ % FTU - Franklin U.S. Government - Class 2
_____ % DDS - Dreyfus VIF* Disciplined Stock                           _____ % FTV - Franklin Small Cap Value Securities - Class 2
_____ % DGI - Dreyfus VIF* Growth & Income                             _____ % FTS - Mutual Shares Securities - Class 2
_____ % DIE - Dreyfus VIF* International Equity                        _____ % FTG - Templeton Growth Securities - Class 2
_____ % DSC - Dreyfus VIF* Small Cap                                   _____ % JMV - JPMorgan Mid Cap Value Portfolio
_____ % EBC - EquiTrust Blue Chip                                      _____ % JMC - JPMorgan Small Company Portfolio
_____ % EHG - EquiTrust High Grade Bond                                _____ % SM4 - Summit S&P MidCap 400 Index Portfolio
_____ % EHY - EquiTrust Strategic High Yield Bond                      _____ % SR2 - Summit Russell 2000 Small Cap Index Portfolio
_____ % EMG - EquiTrust Managed                                        _____ % TEI - T. Rowe Price Equity Income
_____ % EMM - EquiTrust Money Market                                   _____ % TIS - T. Rowe Price International Stock
_____ % FCF - Fidelity VIP** Contrafund -Initial Class                 _____ % TMC - T. Rowe Price Mid-Cap Growth
_____ % FGR - Fidelity VIP** Growth-Initial Class                      _____ % TNA - T. Rowe Price New America Growth
_____ % FGI - Fidelity VIP** Growth & Income-Initial Class             _____ % TPS - T. Rowe Price Personal Strategy Balanced
_____ % FIX - Fidelity VIP** Index 500-Initial Class                   _____ % ICC - Declared Interest Option

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*VIF represents Dreyfus Variable Investment Fund.
** Fidelity Investments is a registered service mark of FMR Corp. VIP represents the Variable Insurance Products Fund.

Total of allocations must equal 100% with a minimum of 10% per allocation. All percentage allocations must be in whole numbers.
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TRANSFER BETWEEN PORTFOLIOS

2. I authorize transfers between the subaccounts upon instruction from any person by telephone.
   If neither box is checked, the telephone privilege will be provided.                                 / / Yes     / / No

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SECTION C - ACKNOWLEDGEMENTS AND SIGNATURES
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1.   I understand that the accumulated value of the Policy/Contract may go up or down depending on the subaccount investment experience and that there is no guaranteed minimum accumulated value for accounts
     other than the Declared Interest Option.                                                                    Initial _________
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2.   I also understand that the amount of the death benefit or the duration of the death benefit may vary
     under the conditions described in the death benefit provision of the Policy/Contract.                       Initial _________
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3.   I also understand that certain transactions, such as transfers, partial withdrawals and surrenders may
     carry a charge as explained in the Prospectus.                                                              Initial _________
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4.   I understand that initial premiums will not be immediately allocated to the subaccounts and/or Declared
     Interest Option selected in Section B-1 of this form. I acknowledge I have read the description of my
     initial allocation of premiums as explained in the Prospectus.                                              Initial _________
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5.   FOR VARIABLE ANNUITIES ONLY. I understand that if I choose to fund a qualified plan with a variable annuity, the tax-deferral feature of a variable annuity is not necessary as the qualified plan already
     provides a tax-deferral feature.                                                                            Initial _________
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I/We declare that all statements in this Supplement are true to the best of my/our knowledge and belief, and agree that this
Supplement shall be a part of the Variable Life Policy or Variable Annuity Contract issued by the Company.

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Signature of Owner                                                              Date

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Signature of Owner                                                              Date

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Signature of Representative/Agent                                               Date

CI-VARSUPP-04                                                                                                     Q32-066-00 (01/03)
                                                                                                                             Q00000B
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